                                                                  CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 15, 1996



                          DISCOVER CARD MASTER TRUST I
             (Exact name of registrant as specified in its charter)




Delaware                    0-23108                      Not Applicable
(State of                   (Commission                  (IRS Employer
organization)               File Number)                 Identification No.)



c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                   19720
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (302) 323-7184



                                 Not Applicable
                 (Former address, if changed since last report)


                                  Page 1 of 98
                         Index to Exhibits is on page 7

Item 5.  Other Events

A)   Series 1993-1:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders' Statement for the October 1996 Due Period with respect to Series 1993-1, which is attached as Exhibit 20(a) hereto.

B)   Series 1993-2:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders' Statement for the October 1996 Due Period with respect to Series 1993-2, which is attached as Exhibit 20(b) hereto.

C)   Series 1993-3:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders' Statement for the October 1996 Due Period with respect to Series 1993-3, which is attached as Exhibit 20(c) hereto.

D)   Series 1994-1:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders' Statement for the October 1996 Due Period with respect to Series 1994-1, which is attached as Exhibit 20(d) hereto.

E)   Series 1994-2:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders' Statement for the October 1996 Due Period with respect to Series 1994-2, which is attached as Exhibit 20(e) hereto.

F)   Series 1994-3:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders' Statement for the October 1996 Due Period with respect to Series 1994-3, which is attached as Exhibit 20(f) hereto.

G)   Series 1994-A:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders' Statement for the October 1996 Due Period with respect to Series 1994-A, which is attached as Exhibit 20(g) hereto.

H)   Series 1995-1:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders' Statement for the October 1996 Due Period with respect to Series 1995-1, which is attached as Exhibit 20(h) hereto.

I)   Series 1995-2:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders Statement for the October 1996 Due Period with respect to Series 1995-2, which is attached as Exhibit 20(i) hereto.

J)   Series 1995-3:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders Statement for the October 1996 Due Period with respect to Series 1995-3, which is attached as Exhibit 20(j) hereto.

K)   Series 1996-1:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders Statement for the October 1996 Due Period with respect to Series 1996-1, which is attached as Exhibit 20(k) hereto.

L)   Series 1996-2:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders Statement for the October 1996 Due Period with respect to Series 1996-2, which is attached as Exhibit 20(l) hereto.

M)   Series 1996-3:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders Statement for the October 1996 Due Period with respect to Series 1996-3, which is attached as Exhibit 20(m) hereto.

N)   Series 1996-4:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders Statement for the October 1996 Due Period with respect to Series 1996-4, which is attached as Exhibit 20(n) hereto.

O)   Series 1996-5:
On November 15, 1996 the Registrant made available the Monthly
Certificateholders Statement for the October 1996 Due Period with respect to Series 1996-5, which is attached as Exhibit 20(o) hereto.

P)   Increase in Size of Investor Certificate of Series 1994-A:
In accordance with Section 22 of the Series Supplement with respect to Series 1994-A, dated as of December 20, 1994, to the Pooling and Servicing Agreement, Greenwood as Seller has elected to increase the Class Investor Interest of Series 1994-A from $1,750,000,000 to $2,100,000,000. The increase in the Class Investor Interest became effective as of October 31, 1996.

Item 7.  Financial Statements and Exhibits

c) Exhibits

Exhibit No.               Description
------- ---               -----------
20(a)                     Monthly Certificateholders' Statement, related to
                          the Due Period ending October 31, 1996, for Series
                          1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1994-1.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1996-4.

20(o) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1996-5.

                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                  (Registrant)




                                       By: GREENWOOD TRUST COMPANY
                                           as originator of the Trust


                                       By:  John J. Coane
                                           -------------------------------
                                           John J. Coane
                                           Vice President, Director of
                                           Accounting and Treasurer



Date: November 15, 1996

                                 EXHIBIT INDEX

Exhibit No.               Description
------- ---               -----------
20(a)                     Monthly Certificateholders' Statement, related to
                          the Due Period ending October 31, 1996, for Series
                          1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1994-1.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1996-4.

20(o) Monthly Certificateholders' Statement, related to the Due Period ending October 31, 1996, for Series
                          1996-5.